Credit Facilities and Short-term Debt	12 Months Ended
Dec. 31, 2022
Debt Disclosure [Abstract]
Credit Facilities and Short-term Debt	Credit Facilities and Short-term Debt
In the normal course of its operations, the Company enters into agreements with financial institutions to obtain financing through secured and unsecured credit facilities.
Credit Agreement. On December 1, 2021, Aspen Holdings and certain of its direct or indirect subsidiaries (collectively, the “Borrowers”) entered into a Third Amended and Restated Credit Agreement, as further amended from time to time (the “Credit Agreement”) with various lenders and Barclays Bank plc, as administrative agent, which amends and restates the Amended and Restated Credit Agreement, dated as of June 12, 2013 and the Second Amended and Restated Credit Agreement, dated as of March 27, 2017, among Aspen Holdings, certain subsidiaries thereof, various lenders and Barclays Bank plc, as administrative agent. The Credit Agreement will be used by the Borrowers to finance the working capital needs of the Aspen Holdings and its subsidiaries, for letters of credit in connection with the insurance and reinsurance businesses of the Company and its subsidiaries and borrowings for other general corporate purposes. Initial availability under the Credit Agreement is $300,000,000 and the Company has the right to request (subject to the terms and conditions of the Credit Agreement) an increase to the credit facility by up to $100,000,000. The Credit Agreement will expire on December 1, 2026.
As at December 31, 2022, there were no borrowings outstanding under the Credit Agreement. The fees and interest rates on the loans and the fees on the letters of credit payable by the Borrowers under the Credit Agreement are based upon the credit ratings for the Company’s long-term unsecured senior, non-credit enhanced debt rating of the Company, as determined by S&P and Moody’s. In addition, the fees for a letter of credit vary based upon whether the applicable Borrower has provided collateral (in the form of cash or qualifying debt securities) to secure its reimbursement obligations with respect to such letter of credit.
Under the Credit Agreement, the Company must not permit (a) consolidated tangible net worth as at the last day of each fiscal quarter of the Company to be less than the sum of (i) $2,019,600,000, (ii) 25% of consolidated net income during the period from January 1, 2021 to and including such last day of such fiscal quarter (if positive) and (iii) 25% of the aggregate net cash proceeds of all issuances by the Company of shares of its capital stock during the period from January 1, 2021 to and including such last day of such fiscal quarter, but excluding (x) any amount included in the Company’s accumulated other comprehensive income or loss related to unrealized gains or losses on available for sale securities and (y) during the period from January 1, 2022, any amount included in net unrealized investment gains or losses, related to unrealized gains or losses on trading securities, (b) the ratio of its total consolidated debt to the sum of such debt plus our consolidated tangible net worth to exceed 35% as at the last day of any fiscal quarter of the Company or (c) any material insurance subsidiary to have a financial strength rating of less than “B++” from A.M. Best. The Credit Agreement contains other customary affirmative and negative covenants, including (subject to various exceptions) restrictions on the ability of the Company and its subsidiaries to incur indebtedness, create or permit liens on their assets, engage in mergers or consolidations, dispose of assets, pay dividends or other distributions, purchase or redeem the Company’s equity securities, make investments and enter into transactions with affiliates. In addition, the Credit Agreement has customary events of default, including (subject to certain materiality thresholds and grace periods) payment default, failure to comply with covenants, material inaccuracy of representation or warranty, bankruptcy or insolvency proceedings, change of control and cross-default to other debt agreements.
Other Credit Facilities.
(i)    On March 2, 2023, Aspen Bermuda and Citibank Europe plc (“Citi Europe”) amended the committed letter of credit facility, dated July 30, 2012, as amended with effect on June 30, 2014, June 30, 2016, June 30, 2018, September 20, 2019, June 26, 2020 and June 29, 2022 (the “LOC Facility”). The June 29, 2022 amendment to the LOC Facility extends the term to June 30, 2024. The maximum aggregate amount available under the LOC Facility is $400.0 million. Under the LOC Facility, Aspen Bermuda will pay to Citi Europe (a) a letter of credit fee based on the available amounts of each letter of credit and (b) a commitment fee, which varies based upon usage, on the unutilized portion of the LOC Facility. Aspen Bermuda will also pay interest on the amount drawn by any beneficiary under the LOC Facility at a certain specific rate from the date of drawing until the date of reimbursement by Aspen Bermuda. In addition, Aspen Bermuda and Citi Europe entered into an uncommitted letter of credit facility whereby Aspen Bermuda has the ability to request letters of credit under this facility subject to the prior approval of Citi Europe. The fee associated with the uncommitted facility is a letter of credit fee based on the available amounts of each letter of credit issued under the uncommitted facility. Both the LOC Facility and the uncommitted facility are used to secure obligations of Aspen Bermuda to its policyholders. In addition to these facilities, we also use regulatory trusts to secure our obligations to policyholders.
The terms of a pledge agreement between Aspen Bermuda and Citi Europe (pursuant to an assignment agreement dated October 11, 2006) dated January 17, 2006, as amended, were also amended on December 18, 2014 to change the types of securities or other assets that are acceptable as collateral under the LOC Facility and again on June 29, 2022 to change the representations and warranties granted by Aspen Bermuda in relation to the collateral provided under the LOC Facility. All other agreements relating to Aspen Bermuda’s LOC Facility, which now apply to the LOC Facility with Citi Europe, as previously filed with the SEC, remain in full force and effect. As at December 31, 2022, we had $416.8 million of outstanding collateralized letters of credit under the LOC Facility (December 31, 2021 — $452.4 million).

(ii)    On February 7, 2019, Aspen European and Aspen Holdings (acting as guarantor of Aspen European) entered into a letter of credit facility for the purpose of obtaining a letter of credit in favor of Aspen UK for a sum not to exceed $100 million to provide approved regulatory capital for Aspen UK. A letter of credit was issued in favor of Aspen UK for a sum of $100 million. This facility was amended and restated with respect to February 7, 2023, pursuant to which the $100 million letter of credit was extended to February 11, 2027.

(iii) On October 27, 2022, AUL and Aspen Holdings (acting as guarantor of AUL), effected an amendment to a letter of credit facility agreement for the account of AUL, pursuant to which a syndicate of lenders issued a several letter of credit in an aggregate amount of $285,000,000, for the benefit of Lloyd’s, to support AUL’s Funds at Lloyd’s requirements in connection with the 2023 year of account at Lloyd’s. This further amended the letter of credit facility agreement, dated November 3, 2020, entered into between AUL, Aspen Holdings (acting as guarantor of AUL) and various lenders, for the account of AUL, pursuant to which a lender provided a maximum aggregate amount of $235,000,000, to support AUL’s Funds at Lloyd’s requirements in connection with the 2021 year of account at Lloyd’s, as amended on May 7, 2021, November 1, 2021 and May 6, 2022, in connection with the 2021 and 2022 underwriting years of account at Lloyd’s, as applicable.

(iv)    On December 1, 2022, AUL and Aspen Holdings (acting as guarantor of AUL) amended a Funds at Lloyd’s Facility Agreement dated November 25, 2020, as amended on December 2, 2021, for the account of AUL. This facility provides that a maximum aggregate amount of up to $80.0 million of acceptable securities may be deposited with, and for the benefit of, Lloyd’s on behalf of AUL to support AUL’s Funds at Lloyd’s requirements in connection with the 2023 year of account at Lloyd’s.

(v)    On December 1, 2022, AUL and Aspen Bermuda (acting as AUL’s guarantor) amended and restated a Funds a Lloyd’s Facility Agreement dated November 30, 2020, as amended on November 30, 2021, for the account of AUL. This facility provides that a maximum aggregate amount of up to $150 million of acceptable securities may be deposited with, and for the benefit of, Lloyd’s on behalf of AUL to support AUL’s Funds at Lloyd’s requirements in connection with the 2023 year of account at Lloyd’s.

(vi)    On November 5, 2021, Aspen Bermuda entered into an uncommitted Continuing Agreement for Standby Letters of Credit and Demand Guarantees, as amended on April 1, 2022, where Aspen Bermuda has the ability to request letters of credit to be used in support of policyholder obligations with the consent of the lender. The fee associated with this facility is a facility fee based on the aggregate face amount of outstanding letters of credit. As at December 31, 2022 we had $120 million of outstanding collateralized letters of credit under this facility.

(vii)    On April 1, 2021, the Company’s subsidiaries, AAIC and Aspen Specialty, each established a secured line of credit at Federal Home Loan Bank of Boston (“FHLBB”). Advances may be used to support general corporate purposes. The maximum amount available under these facilities will vary based on the borrower’s net admitted assets or reserve assets (total invested assets) and the lender’s underwriting criteria. Aspen Specialty’s maximum borrowing capacity available from FHLBB upon initial application is 15% of net admitted assets or approximately $223 million, and is subject to North Dakota approval. Under Texas state insurance law, without the prior consent of the Texas Department of Insurance, the amount of assets AAIC may pledge to secure debt obligations is limited to 10% of its reserve assets, resulting in a maximum borrowing capacity for AAIC under its FHLBB facility of approximately $141 million. Neither AAIC nor Aspen Specialty expects to draw on these facilities in the near future.

(viii)    On November 5, 2021, Aspen Holdings entered into a letter of credit facility agreement. The letter of credit issued under this facility is the for the benefit of Aspen Bermuda, as beneficiary, and has been applied towards the eligible capital of Aspen Bermuda, and classified as ancillary Tier 3 capital of such entity, in accordance with applicable Bermuda laws and regulations. The total commitment under the facility is $100,000,000. A letter of credit in the full amount of the available commitment has been issued to Aspen Holdings under this facility.

(ix)    On December 29, 2021, Aspen Holdings entered into a committed letter of credit facility agreement. The letter of credit issued under this facility is for the benefit of Aspen Bermuda, as beneficiary, and has been applied towards the eligible capital of Aspen Bermuda, and classified as ancillary Tier 3 capital of such entity, in accordance with applicable Bermuda laws and regulations. The total commitment under the facility is $75,000,000. A letter of credit in the full amount of the available commitment has been issued to Aspen Holdings under this facility.

(x)    On June 17, 2022, AUL and Aspen Holdings (acting as AUL’s guarantor) entered into a securities lending transaction, pursuant to a global master securities lending agreement. This facility provides that a maximum aggregate amount of up to $50 million of eligible securities may be loaned to AUL, for the benefit of, Lloyd’s, on behalf of AUL to support AUL’s Funds at Lloyd’s requirements in connection with the 2023 year of account at Lloyd’s. As at December 31, 2022, the market value of the loaned securities under this facility was approximately $50,000,000.

(xi)    On December 21, 2022, Aspen Bermuda entered into an uncommitted Continuing Letter of Credit Agreement (For Standby Letters of Credit), where Aspen Bermuda has the ability to request letters of credit to be used in support of policyholder collateral obligations with the consent of the lender. The fee associated with this facility is a facility fee based on the aggregate face amount of outstanding letters of credit. As at December 31, 2022, we had $100 million of outstanding collateralized letters of credit under this facility.

(xii)    On November 13, 2002, Aspen UK entered into an uncommitted secured letter of credit facility agreement, where Aspen UK has the ability to issue letters of credit to be used in support of policyholder collateral obligations with the consent of the lender. The fee associated with this facility is a facility fee based on the aggregate face amount of outstanding letters of credit. As at December 31, 2022, we had $75.1 million of outstanding collateralized letters of credit under this facility.

(xiii)    On January 27, 2021, Aspen UK entered into an uncommitted unsecured letter of credit facility agreement, where Aspen UK has the ability to issue letters of credit to be used in support of policyholder and internal reinsurance collateral obligations with the consent of the lender. The fee associated with this facility is a facility fee based on the aggregate face amount of outstanding letters of credit. As at December 31, 2022, we had $22.8 million of outstanding collateralized letters of credit under this facility.

The above credit facilities include certain restrictive covenants customary for facilities of this type, including restrictions on indebtedness, consolidated tangible net worth, and minimum financial strength ratings, with such financial covenants largely consistent with these set forth in the Credit Agreement. In addition, the agreements include default covenants, which could require the Company to fully secure the outstanding amounts thereunder and/or result in the Company not being allowed to issue any new letters of credit.
On November 13, 2013, the Company closed its offering of $300.0 million 4.65% Senior Notes due November 15, 2023 (the “2023 Senior Notes”). The net proceeds from the 2023 Senior Notes offering, before offering expenses, were $299.7 million and a portion of the proceeds was used to redeem the then outstanding 2014 Senior Notes. Subject to applicable law, the 2023 Senior Notes will be the senior unsecured obligations of Aspen Holdings and will rank equally in right of payment with all of our other senior unsecured indebtedness from time to time outstanding. In light of the impending maturity of the 2023 Senior Notes, the Company continues to monitor the capital markets.
Subject to certain exceptions, so long as any of the senior notes described above remain outstanding, the Company has agreed that neither the Company nor any of its subsidiaries will (i) create a lien on any shares of capital stock of any designated subsidiary (currently Aspen UK and Aspen Bermuda, as defined in the Indenture), or (ii) issue, sell, assign, transfer or otherwise dispose of any shares of capital stock of any designated subsidiary. Certain events will constitute an event of default under the Indenture, including default in payment at maturity of any of our other indebtedness in excess of $50.0 million.

The following table summarizes our contractual obligations under short-term debt as at December 31, 2022.

	Payments Due By Period
Contractual Basis	Less than 1 year	Total
	($ in millions)
Short-term Debt Obligations	$300.0	$300.0
The Senior Notes obligation disclosed above does not include the $14.3 million annual interest payable associated with the Senior Notes.